UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. ___)

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Touchstone Strategic Trust
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TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

Touchstone Dynamic Large Cap Growth Fund

(formerly, Touchstone Growth Opportunities Fund)

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING

YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone Dynamic Large Cap Growth Fund (the “Fund”) (formerly, the Touchstone Growth Opportunities Fund), a series of Touchstone Strategic Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or “Trustees”), including a majority of Trustees who are not interested persons of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and Los Angeles Capital Management LLC (“Los Angeles Capital” the “Sub-Adviser” or the “Firm”), effective as of May 9, 2025 (the “Effective Date”), and the termination of the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between Touchstone and Westfield Capital Management Company, L.P. (“Westfield”), also effective as of the Effective Date, in each case with respect to the Fund.

Touchstone, the investment adviser to the Fund, had engaged Westfield to serve as the sub-adviser to the Fund since 2006. At a meeting of the Board held on February 13, 2025 (the “Meeting”), Touchstone recommended and the Board approved: changes to the Fund’s principal investment strategies and benchmark, the creation of Class R6 shares for the Fund, a reduction of Touchstone’s advisory fee from the Fund, a reduction in the Fund’s expense limitation for Classes A, C, Y, and Institutional Class shares and the replacement of Westfield with Los Angeles Capital, all effective as of the Effective Date. At the Meeting, the Board also approved the Fund’s name change from Touchstone Growth

Opportunities Fund to Touchstone Dynamic Large Cap Growth Fund, also effective as of the Effective Date.

The U.S. Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Trust or Touchstone, under certain conditions, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements, without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with the information contained herein about Los Angeles Capital and the Sub-Advisory Agreement. This Information Statement is being mailed on or about August 5, 2025 to shareholders of record of the Fund as of July 31, 2025.

The Fund’s most recent annual report for the fiscal year ended March 31, 2025, semi-annual report for the six-month period ended September 30, 2024, and Form N-CSR are available upon request without charge. The annual and semi-annual reports and Form N-CSR may be obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 534467, Pittsburgh, PA 15253-4467, by calling 1.800.543.0407, or online at: TouchstoneInvestments.com/Resources.

BOARD APPROVAL OF THE SUB-ADVISER

At the Meeting, Touchstone recommended and the Board, including the Independent Trustees voting separately, approved the replacement of the Fund’s sub-adviser, Westfield, with Los Angeles Capital. The Sub-Advisory Agreement between Touchstone and Los Angeles Capital took effect as of the Effective Date, and the Prior Sub-Advisory Agreement with Westfield was terminated as of the Effective Date. The Board considered, among other factors discussed below, the challenges of growing assets in the Fund, in part, due to the limited appeal of its all cap mandate and Los Angeles Capital’s ability to apply its US Large Cap Growth strategy (the “US Large Cap Growth Strategy”) to the management of the Fund.

Los Angeles Capital now manages the Fund in accordance with its US Large Cap Growth Strategy. In connection with the appointment of Los Angeles Capital, the Fund’s prospectus was amended as of the Effective Date to: (1) change the Fund’s name, sub-adviser, broad based, securities market index and principal investment strategies, including the adoption of an 80% investment policy that corresponds to the Fund’s name, as detailed herein (together, the “Updates”) to reflect the US Large Cap Growth Strategy, (2) add a Class R6 share class, (3) reduce the advisory fee the Fund pays Touchstone from an annualized rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on assets over $1 billion to 0.60% on the first $200 million and 0.40% on assets over $200 million, and (4) reduce the Fund’s expense limitation for Classes A, C, Y, and Institutional Class shares from 1.24%, 1.99%, 0.99%, and 0.89%, respectively, to 0.99%, 1.71%, 0.66%, and 0.60%, respectively, all of which took effect on the Effective Date. Noe of the aforementioned changes required shareholder approval.

Beginning on the Effective Date, Los Angeles Capital has managed the Fund in accordance with the Fund’s principal investment strategy. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of its assets in common stocks of large capitalization growth U.S. listed companies.

Accordingly, as described above and effective as of the Effective Date, the Fund adopted the below 80% investment policy:

80% Investment Policy:

The Fund invests, under normal circumstances, at least 80% of its assets in common stocks of large capitalization growth U.S. listed companies. The Fund’s 80% policy is a nonfundamental investment policy that can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the Fund, a large capitalization growth company will typically be a company that is a constituent of the Russell 1000® Growth Index at the time of purchase. Constituent companies of the Russell 1000® Growth Index have a market capitalization between approximately $681 million and $3.3 trillion, as of March 31, 2025. The constituent companies of the Russell 1000® Growth Index will change with market conditions.

The Fund also adopted the Russell 3000® Index as its broad-based securities market index and changed its name from Touchstone Growth Opportunities Fund to Touchstone Dynamic Large Cap Growth Fund in connection with the appointment of Los Angeles Capital. As of the Effective Date, Quantitative Strategy Risk was added, and Small-Cap Risk was removed as principal risks of the Fund.

For more information about the Fund’s principal investment strategies, principal risks, and portfolio managers, please see the Fund’s prospectus dated July 29, 2025, as may be supplemented from time to time. Copies of (1) the prospectus, (2) the Fund’s most recent annual report for the fiscal year ended March 31, 2025, (3) the Fund’s most recent semi-annual report for the six months ended September 30, 2024, and (4) the Fund’s Form N-CSR are available upon request and may be obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 534467, Pittsburgh, PA 15253-4467, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/Resources.

As a result of the change in the Fund’s sub-adviser, the Fund’s portfolio was repositioned by Los Angeles Capital, resulting in increased portfolio turnover.

THE BOARD’S CONSIDERATIONS

Board Considerations with respect to Approval of Sub-Advisory Agreement. At the Meeting, Touchstone proposed the replacement of the Fund’s then-current sub-adviser, Westfield, to the Board. The Board approved replacing Westfield with Los Angeles Capital. In connection with this sub-adviser change, the Board also approved, among other things, changes to the Fund’s principal investment strategies, benchmark and name.

Touchstone provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of the Sub-Advisory Agreement between Touchstone and Los Angeles Capital. Touchstone provided written and oral information stating the basis for its recommendation to engage Los Angeles Capital. The information also included details regarding Los Angeles Capital, including: (1) investment philosophy and investment strategy; (2) investment management services proposed to be provided to the Fund; (3) investment management personnel; (4) operating history, infrastructure and financial condition; (5) proposed sub-advisory fee that would be paid to Los Angeles Capital by Touchstone; and (6) reputation, expertise and resources as an investment adviser. The Board then held a robust discussion of the items noted above, reviewing the written materials that the Board received before the Meeting and all other information that the Board received prior to and at the Meeting.

The Board, including the Independent Trustees voting separately, unanimously determined that the approval of the proposed Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) Los Angeles Capital’s proposed compensation; (3) the performance of the Fund and that of the US Large Cap Growth Strategy which Touchstone proposed that Los Angeles Capital use in managing the Fund; and (4) the terms of the Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Los Angeles Capital and Los Angeles Capital’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board noted that Los Angeles Capital would utilize the US Large Cap Growth Strategy in managing the Fund. The Board also noted its familiarity with Los Angeles Capital, owing to Los Angeles Capital serving as the sub-adviser to the Touchstone Dynamic International ETF. The Board also noted that the portfolio managers who would manage the Fund are also the portfolio managers for the Touchstone Dynamic International ETF. The Board also took into consideration that Touchstone was satisfied with Los Angeles Capital’s management of the Touchstone Dynamic International ETF and Los Angeles Capital’s in-house operations and compliance teams.

Anticipated Profitability and Potential Economies of Scale. The Board took into consideration the financial condition of Los Angeles Capital and any direct and indirect benefits to be derived by Los Angeles Capital from its relationship with the Fund. In considering the anticipated level of profitability to Los Angeles Capital, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations at lower levels for the share classes of the Fund, that the sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between Touchstone and Los Angeles Capital. As a consequence, the anticipated level of profitability to Los Angeles Capital from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Los Angeles Capital’s management of the Fund to be a substantial factor in its consideration.

Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay the sub-advisory fee to Los Angeles Capital out of the advisory fee. The Board compared Los Angeles Capital’s proposed sub-advisory fee to the sub-advisory fee paid to Westfield. The Trustees noted that the proposed sub-advisory fee would be lower than the Fund’s current sub-advisory fee and would be near the median of the Large Growth category. The Board considered the lower advisory fee to be paid to Touchstone and the amount to be paid to Los Angeles Capital with respect to the various services to be provided by Touchstone and Los Angeles Capital. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided to the Fund by Los Angeles Capital.

Fund Performance. The Board considered the investment performance of the US Large Cap Growth Strategy relative to the Touchstone Growth Opportunities Fund, the Fund’s then current primary benchmark (the Russell 3000® Growth Index), the Fund’s proposed secondary benchmark (the Russell 1000® Growth Index) and the US Fund Large Growth Category for the one-year, three-years, five-years, ten-years, and since inception periods ended December 31, 2024. The Board noted in particular that since its March 31, 2002 inception, the US Large Cap Growth Strategy had outperformed the Fund’s proposed secondary benchmark (the Russell 1000® Growth Index) on a gross basis over the trailing one-year, three-years, five-years, and ten-years and on a net basis over the trailing one-year, three-years, and five-years. The Board noted that the US Large Cap Growth Strategy also had outperformed the Russell 3000® Growth Index and the Touchstone Growth Opportunities Fund on a gross and net basis over the trailing one-year, three-years, five-years, and ten-years.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (1) Los Angeles Capital is qualified to manage the Fund’s assets in accordance with the Fund’s new 80% investment policy and principal investment strategies; (2) Los Angeles Capital maintains an appropriate compliance program; (3) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by Los Angeles Capital; and (4) Los Angeles Capital’s proposed investment strategies are appropriate for managing the Fund. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION ABOUT THE SUB-ADVISER

Los Angeles Capital, located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025, is a registered investment adviser that serves as the sub-adviser to the Fund effective as of the Effective Date. As sub-adviser, Los Angeles Capital makes investment decisions for the Fund and ensures compliance with the Fund’s investment policies and guidelines. Formed in 2002, Los Angeles Capital is independent and employee-owned through its parent entities. Using a quantitative forward-looking approach driven by its proprietary investment model technology, Los Angeles Capital provides investment management advice across a range of equity investment strategies that are broadly categorized as U.S. equities, Emerging Markets equities, Global equities, Developed Markets outside the U.S. equities, and long/short equities. Founding members include Tom Stevens CFA, Chairman; Hal Reynolds CFA, Vice Chairman; and Stuart Matsuda, Chief Trading Officer. Daniel Allen CFA, is CEO & President and joined the Firm in 2009. As of June 30, 2025, Los Angeles Capital had approximately $34.6 billion in assets under management.

The following individuals at Los Angeles Capital are jointly and primarily responsible for the management of the Fund’s portfolio.

Hal W. Reynolds, CFA is the Vice Chairman of Los Angeles Capital and Senior Portfolio Manager at the Firm. He is also a member of the Board of Directors and the Investment, Management, and Portfolio Review Committees of the Firm. Mr. Reynolds served as Chief Investment Officer for Los Angeles Capital and its subsidiary LACM Global, Ltd., as well as Chair of Los Angeles Capital’s Investment Committee from 2002 to 2022. Since co-founding Los Angeles Capital in 2002, Mr. Reynolds has worked closely with the Firm’s Research team to develop the Firm’s Investor Preference Theory®, Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, and the Forward Attribution® process for developing forward looking expected factor returns. Mr. Reynolds offers guidance on key projects to enhance the stock selection, portfolio construction, and trading processes, works closely with clients, and provides leadership on strategic initiatives for the Firm, including in the areas of research and product development. As a member of the Portfolio Review Committee, he works with senior members of the Portfolio Management team to establish key parameters for portfolio construction and rebalancing and to develop procedures for monitoring and controlling portfolio risk.

Prior to Los Angeles Capital, Mr. Reynolds was a managing director and principal at Wilshire Associates and prior to joining Wilshire, Mr. Reynolds was a vice president at Mellon Bank where he was responsible for the design and management of Mellon’s portfolio analysis product for plan sponsors.

Ed Rackham, Ph.D. is Chief Investment Officer of Los Angeles Capital, Chair of the Firm’s Investment Committee, and a member of the Firm’s Board of Directors. In his current role, Dr. Rackham works to bring the Los Angeles Capital Investment Team’s latest ideas to the investment process. Dr. Rackham collaborates closely with the Chief Risk Officer to enhance the Firm’s quantitative models and portfolio management tools and has demonstrated leadership in bringing together the best ideas from the Firm’s Research and Information Technology groups to create a cloud-based platform to spur innovation. By working closely with the Firm’s Portfolio Managers, Dr. Rackham continues to improve implementation by achieving a greater alignment between Model views and portfolio holdings, and through consideration of the Relationship and Portfolio Management teams, he works with the Firm’s clients to discuss key research findings and investment results. Prior to assuming the role of Chief Investment Officer, Dr. Rackham served as Co-Director of Research managing development of the Firm’s Investment models with a focus on the risk management and portfolio construction toolset.

Prior to joining Los Angeles Capital, Dr. Rackham spent six years at Wilshire Associates researching and developing risk and portfolio analytics tools, most recently as the Head of Research and Development of their Equity Analytics group. Previously, Dr. Rackham was an instructor in mathematics and physical chemistry at the University of Oxford, where he also earned his doctorate.

Daniel Arche, CFA, as a Senior Portfolio Manager and Director, Portfolio Strategy, Mr. Arche is responsible for select client relationships and managing their accounts in accordance with Los Angeles Capital’s investment philosophy and process. Mr. Arche works to ensure that portfolios reflect the investment outlook of the Model and that portfolios are operating within expected risk tolerances and guidelines. He recommends changes to portfolio parameters with the goal of enhancing returns or better controlling risk. Mr. Arche is a member of the Firm’s Investment Committee, which is comprised of senior members of the investment team and is responsible for overseeing all decisions regarding improvements to the investment process. Mr. Arche is also chair of the Portfolio Review Committee, which meets to review the performance, risk profile, and characteristics of client portfolios and the outlook of Los Angeles Capital’s Dynamic Alpha Stock Selection Model®. Previously, Mr. Arche worked in the wealth management division of City National Bank.

The name and principal occupation of each of the members of the Board of Managers of Los Angeles Capital are listed below. The address of each is 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025

Name	Principal Occupation

Tom Stevens, CFA	Chairman

Daniel E. Allen, CFA	Chief Executive Officer and President

Hal W. Reynolds, CFA	Vice Chairman

Ed Rackham, Ph.D.	Chief Investment Officer
Stuart K. Matsuda	Chief Trading Officer

Jennifer Reynolds	Chief Compliance Officer

Touchstone uses a portion of its advisory fee to pay Los Angeles Capital’s sub-advisory fees. Touchstone’s advisory fee was lowered in connection with the Updates. Under the Sub-Advisory Agreement, the sub-advisory fee paid to Los Angeles Capital is lower than the sub-advisory fee that was paid to Westfield as a result of the Updates, as noted in the table below. Because Touchstone performs different services for the Fund than does Los Angeles Capital and Touchstone pays Los Angeles Capital’s sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid. Los Angeles Capital does not currently serve as sub-adviser or adviser to any other fund managed in a substantially similar manner. Los Angeles Capital also serves as sub-adviser to the Touchstone Dynamic International ETF.

The table below reflects (1) the aggregate amount of the sub-advisory fee paid to Westfield during the Fund’s fiscal year ended March 31, 2025, (2) the amount of the sub-advisory fee that would have been paid to Los Angeles Capital had the new sub-advisory fee been in effect during the fiscal year ended March 31, 2025, and (3) the difference (if any) between (1) and (2) as a percentage of the aggregate amount of the sub-advisory fees paid during the Fund’s fiscal year ended March 31, 2025.

Fiscal Year Ended March 31, 2025	Pro Forma Sub- Advisory Fee Amount	Percentage
$709,765	$474,143	(33.20)%

SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement is attached to this Information Statement as Exhibit A. With the exception of the sub-adviser’s compensation described below, the contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the Prior Sub-Advisory Agreement between Touchstone and Westfield dated May 15, 2008, which was initially approved by the Board on July 14, 2006 and last approved by the Board on November 21, 2024.

A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Los Angeles Capital manages the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the “Fund Assets”), subject to and in accordance with the investment objectives, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as currently in effect, including its prospectus and statement of additional information (collectively, the “Fund’s Disclosure Documents”). Los Angeles Capital makes all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. Los Angeles Capital also determines the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund Assets will be exercised. Los Angeles Capital provides regular reports to the Board and to Touchstone. Los Angeles Capital places orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and is responsible for obtaining the most favorable price and execution available for the Fund.

Compensation. The sub-advisory fees are paid by Touchstone, not the Fund, and equal a specified percentage of Fund Assets. Such fee shall be computed and accrued daily. If Los Angeles Capital serves in such capacity for less than the whole of any period specified in Section 12(a) of the Sub-Advisory Agreement, the compensation to Los Angeles Capital shall be prorated. For purposes of calculating Los Angeles Capital’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares. Los Angeles Capital reserves the right to waive all or a part of its fees.

Liability. Los Angeles Capital has agreed to indemnify and hold harmless the Trust, Touchstone and all of their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (1) Los Angeles Capital being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (2) Los Angeles Capital’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. Touchstone shall indemnify and hold harmless Los Angeles Capital and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct Losses incurred by reason of or arising out of: (1) Touchstone being in material violation of any applicable federal or state law, rule, or regulation; or (2) Touchstone’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability. Los Angeles Capital acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. Los Angeles Capital agrees that (1) the Trust’s obligations to Los Angeles Capital under the Sub-Advisory Agreement (or indirectly under an advisory agreement (the “Advisory Agreement”) dated May 1, 2000, as amended) shall be limited in any event to the Fund Assets and (2) Los Angeles Capital shall not seek satisfaction of any such obligation from the shareholders of the Fund in their capacities as shareholders of the Fund, other than Touchstone.

Term. The Sub-Advisory Agreement shall continue in effect, unless sooner terminated under the Sub-Advisory Agreement, through May 9, 2027; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (1) the vote of a majority of the outstanding voting securities of the Fund or (2) by vote of a majority of the Trust’s

Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either Touchstone or Los Angeles Capital, cast in person at a meeting called for the purpose of voting on such approval.

Amendment. The Sub-Advisory Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (1) by Touchstone upon not more than 60 days’ nor less than 30 days’ prior written notice delivered or mailed by registered mail, postage prepaid, to Los Angeles Capital; (2) by Los Angeles Capital upon not less than 60 days’ written notice delivered or mailed, postage prepaid, to Touchstone; or (3) by the Trust upon either (a) the majority vote of the Board or (b) the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment adviser that serves as the investment adviser to the Fund pursuant to the terms of the Advisory Agreement. The Advisory Agreement was last approved by the Board on November 21, 2024. Under the Advisory Agreement, Touchstone reviews, supervises, and administers the Fund’s investment program and also ensures compliance with the Fund’s investment policies and guidelines, subject to the oversight of, and policies established by, the Board. Touchstone selects the Fund’s sub-adviser(s), subject to approval by the Board, determines the appropriate allocation of assets to the Fund’s sub-adviser(s) and continuously monitors sub-adviser performance.

Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-adviser, custodian, transfer agent, or sub-administrative agent, or to other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate based on the average daily net assets of the

Fund. Under the terms of the Advisory Agreement, the Fund pays Touchstone an annual advisory fee equal to 0.60% on the first $200 million and 0.40% on assets over $200 million. Prior to the Effective Date, the Fund paid Touchstone an annual advisory fee equal to 0.75% of the first $500 million of Fund assets; 0.70% on the next $500 million; and 0.65% on Fund assets over $1 billion. The Fund’s annual advisory fee is accrued daily and paid monthly. For the fiscal year ended March 31, 2025, the annual advisory fee for the Fund, net of any advisory fee waivers and/or expense reimbursements, was 0.69% of the Fund’s average daily net assets or $1,098,291.

Touchstone uses a portion of its advisory fees to pay Los Angeles Capital’s sub-advisory fees. As of June 30, 2025, Touchstone had approximately $29.5 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership. The table below sets forth the aggregate underwriting commissions on sales of the Fund’s shares, which are comprised of the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended March 31, 2025.

Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount Earned as a Broker- Dealer in Selling Network	Amount Retained in Underwriting Commissions
$38,026	$32,105	$2,933	$2,988

The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of shares of the Fund that are subject to a CDSC. For the fiscal year ended March 31, 2025, the Distributor retained

$0 of CDSCs with respect to Class A and Class C shares. The Fund does not pay fees to the Distributor pursuant to the distribution agreement.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund’s administrator pursuant to an administrative agreement with the Trust which was not impacted by, and remained in place following, the appointment of Los Angeles Capital. For the fiscal year ended March 31, 2025, the Fund paid Touchstone $211,991 in administration fees. Touchstone has engaged The Bank of New York Mellon (“BNY”) located at 201 Washington Street, 7th Floor, Boston, MA 02108, to serve as the Trust’s sub-administrator. BNY is compensated directly by Touchstone, not by the Trust or the Fund.

SHARE OWNERSHIP INFORMATION

As of June 30, 2025, the Fund had 2,702,994.830 shares issued and outstanding. Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote. As of June 30, 2025, the name, address, number of shares, and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Name and Address	Number of Shares	Percent of Class	Share Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	88,624.572	6.69%	Class A

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6,105.379	19.52%	Class C

Name and Address	Number of Shares	Percent of Class	Share Class

LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	4,855.018	15.52%	Class C

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	3,787.294	12.11%	Class C

WELLS FARGO CLEARING SERVICES A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	3,511.011	11.35%	Class C

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,602.677	5.12%	Class C

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	266,035.730	39%	Institutional Class

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	136,480.094	20.01%	Institutional Class

SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID 225 ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	130,531.073	19.14%	Institutional Class

SEI PRIVATE TRUST COMPANY C/O ID 636 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	110,356.835	16.18%	Institutional Class

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	34,076.651	5.00%	Institutional Class

TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000	48.263	100%	Class R6

LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	191,469.561	28.82%	Class Y

Name and Address	Number of Shares	Percent of Class	Share Class

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	123,711.647	18.62%	Class Y

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	70,653.347	10.64%	Class Y

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	57,388.957	8.64%	Class Y

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	45,072.64	6.79%	Class Y

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	34,268.157	5.16%	Class Y

As of June 30, 2025, the Trustees and the Trust’s Principal Executive Officer and Principal Financial Officer beneficially owned less than 1% of any class of shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year-end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust at Touchstone Strategic Trust, P.O. Box 534467, Pittsburgh, PA 15253-4467, if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

TSF-TU02000-INFO-2507

EXHIBIT A

SUB-ADVISORY AGREEMENT

Touchstone Dynamic Large Cap Growth Fund

a series of

Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of May 9, 2025, between Touchstone Advisors, Inc. (the “Adviser”), and Los Angeles Capital Management LLC (the “Sub-Adviser”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is an investment adviser registered under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to the Touchstone Dynamic Large Cap Growth Fund (the “Fund”); and

WHEREAS, the Sub-Adviser also is an investment adviser registered under the Advisers Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio management services in connection with the Adviser’s investment advisory activities on behalf of the Fund, and the Sub-Adviser has agreed to furnish such services to the Adviser and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.  Appointment of the Sub-Adviser. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached as Exhibit A (the “Advisory Agreement”), the Adviser appoints the Sub-Adviser to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Adviser (the “Fund Assets”), in conformity with the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Adviser and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Adviser shall at all times maintain its registration as an investment adviser under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Adviser shall be deemed an independent contractor and shall, except as expressly provided or authorized by

1

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Touchstone Dynamic Large Cap Growth Fund

written Agreement with the Adviser, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.  Duties of the Sub-Adviser. The Sub-Adviser will provide the following services and undertake the following duties:

a. The Sub-Adviser will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund’s currently effective Disclosure Documents, and any written directions which the Adviser or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Adviser will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Adviser also will determine the manner in which rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Adviser shall administer the voting of proxies with respect to the Fund Assets in accordance with Sub-Adviser’s proxy voting policy or such other voting guidelines agreed to by the parties from time to time.

b. As reasonably requested, the Sub-Adviser will render regular reports to the Trust’s Board and to the Adviser (or such other service providers as the Adviser shall engage to assist it in the evaluation of the performance and activities of the Sub-Adviser). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Adviser as the Trust or the Adviser shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Adviser will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c. The Sub-Adviser may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund with prior approval of the Adviser and/or the Board as required. The current proxy service provider specified in Sub-Adviser’s proxy voting policy is approved.

d. The Sub-Adviser is hereby authorized to give instructions to the applicable Fund custodian identified by the Adviser (the “Custodian”) as may be appropriate in connection with the settlement of transactions initiated by the Sub-Adviser on behalf of the Fund Assets and Custodian is hereby authorized to act in response to instructions given by the Sub-Adviser. The Fund Assets shall be held in a separately identified account in the custody of a bank, trust company, brokerage firm or other entity approved by the Trust’s Board. The Sub-Adviser shall have no responsibility or liability with respect to custody arrangements, the payment of custodial charges and fees, or the acts, omissions or other conduct of Custodian. Except as set forth in this sub-section 2d, the Sub-Adviser expressly acknowledges that it has no authority to withdraw, pay or transfer

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Touchstone Dynamic Large Cap Growth Fund

monies or deliver or transfer securities or other assets out of the Fund or to deposit additional funds into the Fund. The Sub-Adviser shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Adviser shall promptly forward any notices it receives relating to class action claims to the Custodian or other duly designated Fund agent. The Sub-Adviser shall assist the Custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Adviser shall not incur any extraordinary costs), but the Sub-Adviser will not be responsible for filing such claims. The Adviser acknowledges that the Custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e. The Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if, in the Sub-Adviser’s reasonable judgment, Sub-Adviser believes that doing so would allow the Sub-Adviser to obtain best execution and remain consistent with the Fund’s investment guidelines. In forming this judgment the Sub-Adviser shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

f. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g. The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

h. The Adviser and Sub-Adviser shall promptly notify the other when either reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Adviser and

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Touchstone Dynamic Large Cap Growth Fund

any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Adviser is not an official pricing source and has no responsibility for calculating the Fund’s net asset value.

i. Regulatory Compliance.

(i)  The Sub-Adviser will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment adviser providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii) The Sub-Adviser shall cause its managed portion of the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii) The Sub-Adviser will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor the Sub-Adviser as a service provider to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv) Subject to the Adviser’s supervision, the Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Adviser will provide its Code of Ethics to the Adviser and the Fund. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect. Upon request, the Sub-Adviser shall provide the Fund with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. No less frequently than annually, the Sub-Adviser shall furnish to the Fund and the Adviser a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

Sub-Adviser’s Code of Ethics. The Sub-Adviser shall promptly respond to any requests for information from the Adviser as to violations of the Sub-Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser of any material violation of the Sub-Adviser’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi) The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Adviser’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Adviser). In addition, the Sub-Adviser shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Adviser’s investment objectives, policies, guidelines, or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board or the Adviser may reasonably request in connection with any such breach. The Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Adviser changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii) The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Adviser shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board, which shall be delivered upon request to the Trust, at the Adviser’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

the Fund is open for business. The Sub-Adviser may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

j. To the extent legally permissible, the Sub-Adviser shall provide support to the Adviser with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Adviser’s name and logo in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history provided by the Sub-Adviser with respect to a composite of accounts managed by the Sub-Adviser that are comparable, in investment objective and composition, to the Fund, provided that the Sub-Adviser shall have the opportunity to review in advance of first use any materials that include the Sub-Adviser’s past performance and investment history; (iii) access to the individual(s) responsible for day-to-day management of the Fund or who are knowledgeable about the investment strategy employed by the Sub-Adviser for the Fund for participation in marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Adviser; (iv) permission to use biographical and historical data of the Sub-Adviser and individual portfolio manager(s); and (v) permission to use photos of individual portfolio manager(s) in connection with the marketing of the Fund.

k. The Sub-Adviser will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. The Sub-Adviser shall exercise reasonable care and diligence in selecting brokers and such selection shall be in a manner consistent with broker disclosure in its Form ADV, and Sub-Adviser may in good faith assist the Adviser in resolving broker disputes or issues. When placing orders with brokers and dealers, the Sub-Adviser’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Adviser may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Adviser may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Adviser is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Adviser determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Adviser’s overall responsibilities with respect to

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Adviser will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request. Notwithstanding anything to the contrary herein, the Sub-Adviser shall not be responsible for any acts or omissions of any broker or brokers, provided that Sub-Adviser is not negligent in the selection of or due diligence on such broker or brokers.

l. The Sub-Adviser shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide a list of policies and coverage currently in effect upon request. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m. In the event of any reorganization or other material change in the Sub-Adviser, the Sub-Adviser shall give the Adviser and the Board prompt written notice of such reorganization or change in control prior to the consummation of any such reorganization or change in control (at least 30 days’ prior written notice) unless it is not feasible to give such advance notice on account of an unforeseen event.

n. The Sub-Adviser will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Adviser or the Fund including all trading/brokerage expenses.

o. The Adviser and Sub-Adviser acknowledge and agree that the Sub-Adviser shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Adviser or the Fund except as required by law. The Adviser shall remain responsible for the Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q. The Adviser will provide the Sub-Adviser with advance notice of, and the opportunity to comment on, any change in the Fund’s investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Adviser that may affect the Sub-Adviser’s management of the Fund. The Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

copy of any amendments or supplements to the Disclosure Documents. The Adviser acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r. The Adviser acknowledges and agrees that the Sub-Adviser does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund Assets. The Adviser acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Adviser are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents.

3.  Compensation of the Sub-Adviser.

a. As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Adviser, the Adviser will pay to the Sub-Adviser a monthly fee equal on an annual basis to [ ]% on the first $200 million of average daily net assets of the Fund and [ ]% on the average daily net assets of the Fund over $200 million; without regard to any total expense limitation or other fee waiver applied by the Trust or the Adviser. Such fee shall be computed and accrued daily. If the Sub-Adviser serves in such capacity for less than the whole of any period specified in Section 12(a) of this Agreement, the compensation to the Sub-Adviser shall be prorated. For purposes of calculating the Sub-Adviser’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

b. The Sub-Adviser reserves the right to waive all or a part of its fees.

4.  Ongoing Reporting of the Sub-Adviser.

a.  Financial Reporting. The Sub-Adviser will report to the Board at regular quarterly meetings and at such other times as the Board reasonably shall request: (i) the financial condition and financial prospects of the Sub-Adviser, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Adviser and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Adviser’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Adviser as it relates to the continuing ability of the Sub-Adviser to accept additional cash flow from the Adviser into the Fund. Upon request by the Adviser or the Board, the Sub-Adviser agrees to discuss with the Board its plans

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Adviser’s other clients.

The Sub-Adviser will annually provide the Adviser with the Sub-Adviser’s financial statements, unless the Fund’s Board requests reports on a more frequent basis. For purposes of this Section 4(a), “financial statements” shall include the Sub-Adviser’s balance sheet, income statement, and notes to the financial statements.

b.  Key Personnel Reporting. The Sub-Adviser agrees to promptly notify the Adviser upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this Section 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Adviser; and (iii) any member of its investment (or comparable) committee.

5.  Representations of the Adviser. The Adviser represents that: (a) the Adviser has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Adviser has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Adviser to procure the Sub-Adviser to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Adviser’s decision to appoint the Sub-Adviser was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Adviser will deliver to the Sub-Adviser a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

6.  Use of Names.

a. Neither the Adviser nor the Trust shall use the name of the Sub-Adviser in any prospectus, sales literature, or other material relating to the Adviser or the Trust in any manner not approved in advance by the Sub-Adviser; provided, however, that the Sub-Adviser will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Adviser shall not use the name of the Adviser or the Trust in any material relating to the Sub-Adviser in any manner not approved in advance by the Adviser

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Touchstone Dynamic Large Cap Growth Fund

or the Trust, as the case may be; provided, however, that the Adviser and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Adviser as the Fund’s Sub-Adviser under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Adviser shall cease using any references to the Sub-Adviser in Fund and Adviser documents unless such reference is required by law. Similarly, the Sub-Adviser shall cease using any references to the Adviser or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.  Liability of the Sub-Adviser. The Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Adviser being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8.  Liability of the Adviser. The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct Losses incurred by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Adviser’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.  Limitation of Trust’s Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Adviser agrees that (i) the Trust’s obligations to the Sub-Adviser under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Adviser, nor from any Trustee, officer, employee, or agent of the Trust.

10.  Force Majeure. The Sub-Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, epidemics and pandemics, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Adviser shall take all reasonable steps to minimize service interruptions.

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Touchstone Dynamic Large Cap Growth Fund

11.  Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisers, auditors or service providers (e.g. brokers) having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.  Renewal, Termination and Amendment.

a.  This Agreement shall continue in effect, unless sooner terminated under this Agreement, through May 9, 2027; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

b.  This Agreement may be terminated at any time, without payment of any penalty, (i) by the Adviser upon not more than 60-days’ nor less than 30-days’ prior written notice delivered or mailed, postage prepaid, to the Sub-Adviser; (ii) by the Sub-Adviser upon not less than 60-days’ prior written notice delivered or mailed, postage prepaid, to

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

the Adviser; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.  This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d.  The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.  Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.  Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the parties shall be:

Trust and Advisor:	303 Broadway, Suite 1100, Cincinnati, OH 45202, Attn: President, Touchstone Investments With a copies to: Tim.Paulin@TouchstoneInvestments.com and Simon.Berry@WSLife.com

Sub-Advisor:	11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, Attn: CEO and Chief Legal Officer With copies to: legal@lacapm.com and trading@lacapm.com

15.  Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.  Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.  Customer Notification. By executing this Agreement, the Adviser acknowledges that as required by the Advisers Act the Sub-Adviser has supplied to the Adviser and the Trust

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

copies of the Sub-Adviser’s Form ADV with all exhibits and attachments (including the Sub-Adviser’s statement of financial condition, if required) and will promptly supply to the Adviser copies of all amendments or restatements of such document.

Signatures on next page.

Sub-Advisory Agreement

Touchstone Dynamic Large Cap Growth Fund

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

By: /s/ E. Blake Moore Jr.	By: /s/ Timoth D. Paulin

Name: E. Blake Moore Jr.	Name: Timothy D. Paulin

Title: Chief Executive Officer	Title: Senior Vice President

LOS ANGELES CAPITAL MANAGEMENT LLC

By: /s/ Daniel Allen

Name: Daniel Allen

Title: CEO and President